U.S. Government Fund

service and guidance

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professional management

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goals

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1998
Annual
Report


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                  ----------------------------
                  Philadelphia * London]



A TRADITION OF SOUND INVESTING

commitment

A Commitment To Our Investors

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LANDSCAPE]

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.

     Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.

     Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuity products, closed-end funds, and offer retirement plan services for individuals and businesses.

     Delaware manages more than $42 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, which manages more than $130 billion in assets.


U.S. Government
Fund Objective

To seek high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.


Table of Contents

Letter to Shareholders                 Page 1
Portfolio Highlights and Asset Mix     Page 2
Portfolio Manager's Review             Page 3
Performance                            Page 6
Statement of Net Assets                Page 7
Financial Highlights                   Page 10

current income



August 10, 1998


Dear Shareholder:

A ROBUST U.S. ECONOMY FUELED A BOND market rally throughout much of the 1998 fiscal year. Bond prices surged while yields fell to historic lows
- presenting a challenge for income-oriented investors.

     U.S. Government Fund provided a total return of +6.50% (for Class A shares with dividends reinvested at net asset value) for the 12 months ended July 31, 1998. We adhered to our investment discipline of maximizing income while striving to minimize risk to principal.

     Throughout the year, the Fund distributed an attractive stream of current income. During fiscal 1998, bonds in the Fund's portfolio did not rise in value as much as the Fund's unmanaged benchmark - the Lehman Brothers Government Bond Index - because the index was more heavily weighted in U.S. Treasuries than the Fund. This past spring Treasury yields fell to all-time lows amid strong demand from investors around the world.

WE ADHERED TO OUR INVESTMENT DISCIPLINE OF MAXIMIZING INCOME WHILE STRIVING TO MINIMIZE RISK TO PRINCIPAL.

     Government-backed mortgage securities, the primary component of your Fund's portfolio as shown on page 2, offer more income potential than Treasuries and have historically provided better results in a stable interest rate environment. However, since last summer mortgage bonds have underperformed other fixed-income securities.

     A combination of low interest rates, record low unemployment and rising wages prompted many homeowners to refinance their mortgages. Flush with cash, some homeowners bought more expensive houses.


CUMULATIVE TOTAL RETURN

                                                     12 Months Ended
                                                      July 31, 1998

U.S. Government Fund A Class                               +6.50%
Lehman Brothers Government Bond Index                      +8.35%
Lipper General U.S. Government Fund Average (185 funds)    +7.32%
U.S. Consumer Price Index (Inflation)                      +1.70%

All performance shown above is at net asset value without effect of sales charges and assumes reinvestment of distributions. Interest and principal repayment at maturity for U.S. Treasury securities is guaranteed by the U.S. government, unlike mutual fund dividends and share values. Complete Fund performance for all classes can be found on page 6. Past performance does not guarantee future results. A direct investment in the unmanaged Lehman Brothers Government Bond Index is not possible.

Others took advantage of low interest rates to reduce monthly payments. A booming resale market for existing homes also increased mortgage prepayments throughout the year.

Our position in Treasury bonds bolstered your Fund's share price during fiscal 1998. Treasuries rose in value because of:

(bullet) Federal budget discipline which generated a budget surplus for the first time since 1969;

(bullet) Increased demand for U.S. government securities from foreign investors reallocating capital from slumping stock and bond markets in Asia;

(bullet) A strong U.S. dollar that allowed many foreign investors to convert a Treasury bond's income payments to local currencies at attractive exchange rates.

     On the pages that follow, Paul Grillo, your Fund's portfolio manager, explains U.S. Government Fund's positioning during the period and provides a bond market outlook for the coming months. He also provides additional insight as to how your Fund addressed mortgage prepayment risk during the 1998 fiscal year.

Sincerely,

/s/ Wayne A. Stork

WAYNE A. STORK
Chairman

/s/Jeffrey J. Nick

JEFFREY J. NICK
President and Chief Executive Officer



PORTFOLIO HIGHLIGHTS AND ASSET MIX
July 31, 1998

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Asset-Backed
Securities               6.7%

Corporate
Bonds                    7.6%

Collaterized
Mortgage
Obligations
(CMOs)                  14.9%

U.S. Government
Agencies                 6.0%

Municipal
Bonds                    0.9%

Mortgage-Backed
Securities              33.0%

Treasuries              30.9%


                                  July 31, 1998        July 31, 1997

Average Effective Duration          4.8 years            4.4 years
Average Effective Maturity          8.3 years            7.1 years
Average Quality                        AAA                  AAA
Current 30-Day SEC Yield*             5.33%                5.93%
Number of Bonds                        269                  279

*For A Class shares measured according to Securities and Exchange
Commission guidelines. For B and C Class shares, the 30-day SEC current yield as of July 31, 1998 was 4.89%. Institutional Class yield was 5.90%.



Portfolio Manager's Review

ADDING INCOME POTENTIAL,
ALLEVIATING PREPAYMENT RISKS

A favorable inflation environment during fiscal 1998 led to a bond market rally and reduced yields. By diversifying across several high quality bond sectors, U.S. Government Fund sought to maximize income and minimize risk to principal.

     About one-third of your Fund's net assets were allocated to government-backed mortgage bonds as of July 31, 1998. These bonds enabled the Fund to generate a higher level of income than if we focused on other types of bonds. We invest only in mortgage securities rated AAA, the highest quality available.

     Mortgage bonds returned less than other high quality bonds in fiscal 1998 due to a dramatic increase in mortgage prepayments. Record low interest rates and three market factors increased refinancing activity.

(bullet) Greater efficiency - Homeowners became more savvy about an increased array of cost-saving refinancing options;

(bullet) Increased home equity loan volume - More homeowners decided to consolidate their total debt burden into one monthly payment secured by a new mortgage with a lower interest rate;

(bullet) Heightened competition among mortgage lenders - Mortgage prepayment activity was strong throughout the fiscal year, and became more acute this past winter and spring. We sought to lessen prepayment risks by investing in:

(bullet) Seasoned mortgage bonds - Bonds issued prior to 1992. Such bonds successfully weathered the last wave of mortgage refinancing in 1993.

(bullet) Preselected mortgage pools - We invested in pools of mortgages with low loan balances. Our investment experience indicates that homeowners with balances below $80,000 are less inclined to refinance.

(bullet) Discount mortgages - Bonds issued when interest rates were lower. Discount mortgages have interest rates lower than current rates - so there is little incentive for homeowners to refinance, unless they have credit card or auto debt with higher interest rates.

     By maintaining a position in Collateralized Mortgage Obligations
(CMOs), we were further able to reduce prepayment risks this past year. The cash flow stream on many CMOs are structured to be more predictable than pass-through mortgage securities.

U.S. TREASURIES: CERTAINTY
IN AN UNCERTAIN WORLD

Treasury bond prices benefited from favorable supply and demand dynamics during fiscal 1998. The federal government had to issue fewer bonds because it achieved a budget surplus. Demand for Treasuries, meanwhile, rose as global investors sought to reallocate capital from volatile Pacific Rim equity markets.

     To benefit from the bond market's total return potential, we increased your Fund's allocation to U.S. Treasury bonds by eight percentage points during fiscal 1998 to nearly one-third of net assets.

     In fiscal 1998, there was little advantage in extending the average maturity of your Fund as yields between 10 and 30 year Treasuries narrowed. We focused on intermediate-term bonds, which provided almost as much income as longer term bonds and had less price volatility. On July 31, 30-year U.S. Treasury bonds yielded 5.71%, just 22 basis points (0.22%) higher than 10-year U.S. Treasury notes.

CORPORATE AND ASSET-BACKED
BONDS: AN ELEMENT OF
DIVERSIFICATION

In order to enhance your Fund's income potential, we slightly increased our position in 5- to 10-year investment grade corporate bonds during fiscal 1998. Corporate bonds offer higher income potential than other bonds of comparable credit quality.

     When investing in corporate bonds, your Fund seeks only those bonds rated A or better by Standard & Poor's and Moody's Investors Services, two of the best known independent bond rating agencies.

     The strong U.S. economy also provided a favorable environment for certain types of asset-backed securities in fiscal 1998. Asset-backed bonds represent pooled debt - originated by providers of credit such as banks, who then pass income to investors.

     All of the asset-backed bonds that we own are rated AAA by independent rating agencies. This means the bonds have ample credit characteristics to weather a slowing economic environment. We preferred asset-backed securities such as credit card receivables, automobile loans and seasoned home equity loans.

     Since last summer, we have modestly increased your Fund's average effective duration to 4.8 years as of July 31, 1998. Duration measures a bond's sensitivity to interest rates by indicating the approximate percentage of change in a bond's price given a 1% change in interest rates.


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U.S. GOVERNMENT FUND A CLASS
INCOME FROM A $100,000 INVESTMENT 1988-1998
TOTAL INCOME = $115,583

July
1989                 8,946

July
1990                 9,493

July
1991                10,412

July
1992                11,596

July
1993                12,518

July
1994                12,731

July
1995                12,727

July
1996                12,357

July
1997                12,295

July
1998                12,507


Chart assumes $100,000 investment on August 1, 1988, includes the effect of a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes will vary due to other charges and expenses. Past performance does not guarantee future results. Sales charges are reduced on purchases of $100,000 or more.

Duration measures a bond's sensitivity to interest rates by indicating the approximate percentage of change in a bond's price given a 1% change in interest rates.

OUTLOOK

Prolonged economic expansion and tight labor markets have historically led to an acceleration of inflation. However, we believe consumer and producer prices, and consequently interest rates, are likely to be subdued for the remainder of calendar 1998.

     U.S. economic growth, as measured by Gross Domestic Product (GDP), appears to be slowing as the effects of the Pacific Rim's financial turmoil spread. In our view, this is likely to prompt the Federal Reserve Board to maintain a stable monetary policy. Indeed, Fed Chairman Alan Greenspan told Congress this past June that inflation appears tame. Low inflation benefits bond investors because it means the purchasing power of interest payments are not being significantly eroded over time.

     We suspect that mortgage securities may hold their value over the coming months because we believe mortgage refinancing may have peaked. In the meantime, we plan to continue our strategy of investing in seasoned mortgage bonds, preselected mortgage pools and discount mortgages to lessen prepayment risks.

LOW INFLATION BENEFITS BOND INVESTORS BECAUSE IT MEANS THE PURCHASING POWER OF A BOND'S INCOME PAYMENTS ARE NOT BEING SIGNIFICANTLY ERODED OVER TIME.

     By primarily focusing on U.S. government-backed mortgage securities, we believe your Fund's investment portfolio is well-positioned to provide attractive income and total return over the coming months.

Paul Grillo
Vice President and Senior Portfolio Manager

August 10, 1998



GLOSSARY

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BASIS POINTS

A measure of the yield difference between bonds. A basis point is one-hundredth of a percent (1/100 of 1%).

FACE VALUE

The amount of principal an issuer will pay when the bond matures and the amount on which interest is calculated.

DISCOUNT BONDS

Bonds that are selling at less than face value, usually bonds that pay interest lower than prevailing interest rates.

PREMIUM BONDS

Bonds whose market prices are greater than face value. These bonds tend to depreciate in value as they near maturity.

DURATION

The most common measure of a bond's sensitivity to interest rates. It indicates the approximate changes in a bond's price given a 1% movement in interest rates.



[GRAPHIC OMITTED: WORM CHART OF A LONG-TERM CHOICE FOR INFLATION
                  PROTECTION GROWTH OF A $10,000 INVESTMENT]

U.S. GOVERNMENT FUND:
A LONG-TERM CHOICE FOR INFLATION PROTECTION
GROWTH OF A $10,000 INVESTMENT
AUGUST 1, 1988 TO JULY 31, 1998



                                   Lehman Brothers          U.S.
Month and      U.S. Government     Government Bond    Consumer Price
Year            Fund A Class           Index         Index (Inflation)


July
1988               9,526              10,000              10,000

July
1989              10,541              12,379              10,498

July
1990              11,294              12,774              11,004

July
1991              12,479              14,008              11,494

July
1992              14,099              16,705              11,857

July
1993              15,325              19,711              12,186

July
1994              14,788              19,117              12,523

July
1995              15,797              21,715              12,869

July
1996              16,442              22,815              13,245

July
1997              18,049              26,269              13,544

July
1998             $19,194             $29,734             $13,792


Chart assumes $10,000 investment on August 1, 1988, and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.


U.S. GOVERNMENT FUND PERFORMANCE
AVERAGE ANNUAL RETURNS THROUGH JULY 31, 1998

                             Lifetime  Ten Years  Five Years One Year
Class A (Est. 8/16/85)
     Excluding Sales Charge   +7.37%     +7.27%     +4.63%     +6.50%
     Including Sales Charge   +6.96%     +6.75%     +3.62%     +1.40%

Class B (Est. 5/2/94)
     Excluding Sales Charge   +5.55%                           +5.76%
     Including Sales Charge   +5.18%                           +1.78%

Class C (Est. 11/28/95)
     Excluding Sales Charge   +5.40%                           +5.76%
     Including Sales Charge   +5.40%                           +4.77%


All performance includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed.

Class A shares have a 4.75% maximum sales charge and a 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

As of July 31, 1998, the average annual total returns for the lifetime, 10-year, five-year and one-year periods for U.S. Government Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +7.59%, +7.57%, +4.94%, +6.80%.





FINANCIAL STATEMENTS
DELAWARE GROUP GOVERNMENT FUND, INC. -
GOVERNMENT INCOME SERIES*
STATEMENT OF NET ASSETS
JULY 31, 1998

                                                           PRINCIPAL       MARKET
                                                            AMOUNT         VALUE
------------------------------------------------------------------------------------
     AGENCY MORTGAGE-BACKED SECURITIES - 19.54%
     FHA Project Loan 8.75% 10/1/27                      $   693,082   $  731,631
     Federal Home Loan Mortgage Corporation 6.00%
          11/1/26                                            814,625      800,369
     Federal Home Loan Mortgage Corporation 8.065%
          1/27/05                                          3,500,000    3,923,255
     Federal Home Loan Mortgage Corporation 9.00%
          12/1/05                                          1,484,455    1,541,042
     Federal Home Loan Mortgage Corporation 10.00%
          1/1/19                                             425,907      471,956
     Federal Home Loan Mortgage Corporation 10.25%
          4/1/08                                              55,824       60,970
     Federal Home Loan Mortgage Corporation 11.50%
          7/1/99 to 3/1/16                                 1,862,070    2,098,538
     Federal Home Loan Mortgage Corporation - Gold
          7.50% 3/1/28                                       242,941      249,544
     Federal Home Loan Mortgage Corporation - Gold
          12.00% 12/1/10                                      97,215      111,189
     Federal National Mortgage Association 7.00%
          3/1/28 to 7/1/28                                 4,186,637    4,249,745
     Federal National Mortgage Association 7.50%
          2/1/27 to 3/1/28                                10,106,578   10,387,441
     Federal National Mortgage Association 10.00%
          7/1/20 to 5/1/22                                 1,665,556    1,825,771
     Federal National Mortgage Association 10.75%
          9/1/11                                              99,054      109,268
     Federal National Mortgage Association 11.25%
          6/1/00 to 1/1/01                                    97,711      104,733
     Federal National Mortgage Association 12.00%
          5/1/09                                           2,250,205    2,539,806
     Federal National Mortgage Association 14.25%
          9/1/99                                              13,824       15,435
     Federal National Mortgage Association - Global Bond
          7.40% 7/1/04                                     2,000,000    2,158,060
                                                                     ------------
     Total Agency Mortgage-Backed Securities
          (cost $31,205,085)                                           31,378,753
                                                                     ------------

     ASSET-BACKED SECURITIES - 6.67%
     ADVANTA Home Equity Loan Trust 1992-4 1A 7.20%
          11/25/08                                         1,414,148    1,436,417
     AFC Home Equity Loan Trust 1992-3A 7.05%
          8/15/07                                          1,196,719    1,206,552
     AFC Home Equity Loan Trust 1992-1A 7.50%
          3/15/07                                            730,574      730,374
     CIT RV Trust 1998-A A5 6.12% 7/15/14                  3,000,000    3,010,781
     Standard Credit Card Master Trust Series 1994-4 A
          8.25% 11/7/03                                    4,050,000    4,330,662
                                                                     ------------
     Total Asset-Backed Securities (cost $10,716,224)                  10,714,786
                                                                     ------------

------------
*This Fund is known and does business as U.S. Government Fund.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 14.92%
     Collateralized Mortgage Securities Corporation F-1
          11.45% 11/1/15                                     248,583      271,470
     Federal Home Loan Mortgage Corporation 1541-G
          6.75% 11/15/21                                   5,874,003    5,966,812
     Federal Home Loan Mortgage Corporation 1608 GA
          9.00% 6/15/21                                    5,000,000    5,349,431
     Federal Home Loan Mortgage Corporation 26-F
          9.50% 2/15/20                                      839,583      905,174
     Federal National Mortgage Association Alpha H-2
          11.50% 5/1/09                                    1,745,643    1,951,803
     Federal National Mortgage Association J-1 7.00%
          11/1/10                                             87,522       88,328
     Federal National Mortgage Association 88-15A 9.00%
          6/25/18                                             31,014       33,407
     Federal National Mortgage Association 35-2 12.00%
          7/25/18                                          1,714,523    1,927,758
     Federal National Mortgage Association D-2 11.00%
          4/1/09                                           1,922,735    2,127,507
     Federal National Mortgage Association F-2 11.50%
          5/25/09                                            890,219      995,354
     Investor GNMA Mortgage-Backed Securities
          Trust Series 84-F5 10.875% 10/25/13              1,588,499    1,795,862
     Travelers Mortgage Securities 1-Z2 12.00% 3/1/14      2,281,160    2,546,345
                                                                     ------------
     Total Collateralized Mortgage Obligations
          (cost $23,872,733)                                           23,959,251
                                                                     ------------

     CORPORATE BONDS - 7.59%
     American General Institute 7.57% 12/1/46              2,000,000    2,112,500
     Credit Foncier de France 8.00% 1/14/02                2,300,000    2,432,250
     Nations Bank 10.20% 7/15/15                           4,000,000    5,390,000
     RBSG Capital 10.13% 3/1/04                            1,908,000    2,246,670
                                                                     ------------
     Total Corporate Bonds (cost $11,034,818)                          12,181,420
                                                                     ------------

     GOVERNMENT AGENCY OBLIGATION - 6.55%
     Cajun Electric Power 9.52% 3/15/19                   10,000,000   10,512,500
                                                                     ------------
     Total Government Agency Obligations
          (cost $11,855,100)                                           10,512,500
                                                                     ------------

     GOVERNMENT NATIONAL MORTGAGE
          ASSOCIATION OBLIGATIONS - 13.43%
     GNMA 6.50% 12/15/23                                     517,832      519,608
     GNMA 9.00% 11/15/21                                   1,426,709    1,538,606
     GNMA 9.50% 9/15/17 to 3/15/23                         2,196,128    2,386,143
     GNMA 10.00% 1/15/18 to 9/15/18                          888,171      985,586
     GNMA 11.00% 12/15/09 to 8/15/13                       2,066,074    2,347,382
     GNMA 11.50% 7/15/15                                      90,228      103,394
     GNMA 12.00% 5/15/11 to 12/15/15                       4,340,167    5,043,722
     GNMA 12.25% 3/15/14                                     113,805      132,156
     GNMA 12.50% 5/15/10 to 1/15/16                          674,229      789,691
     GNMA GPM 10.25% 3/15/19                                 112,187      122,213
     GNMA GPM 11.50% 3/15/13                                 391,186      448,761
     GNMA GPM 11.75% 8/15/13                                 438,181      504,591
     GNMA II 9.00% 10/20/01 to 10/20/05                      741,347      777,370
     GNMA II 10.00% 11/20/15 to 6/20/21                    2,094,232    2,310,079
     GNMA II 10.50% 5/20/15 to 7/20/21                     1,075,036    1,199,665
     GNMA II 11.00% 5/20/15 to 7/20/19                       190,447      216,508
     GNMA II 11.50% 10/20/14 to 10/20/15                     144,084      164,817
     GNMA II 12.00% 1/20/14 to 5/20/15                       243,481      282,872
     GNMA II 12.50% 10/20/13 to 7/20/15                      965,658    1,129,961
     GNMA II GPM 10.25% 3/20/18 to 5/20/19                    48,660       53,010
     GNMA II GPM 10.75% 1/20/16 to 2/20/18                   440,569      485,176
     GNMA II GPM 12.00% 11/20/13                              20,443       23,694
                                                                     ------------
     Total Government National Mortgage
          Association Obligations (cost $20,937,012)                   21,565,005
                                                                     ------------

     MUNICIPAL BONDS - 0.93%
     Cook County, Illinois, Chicago Heights School
          District, Taxable-Series B 13.15% 12/1/05        1,055,000    1,488,763
                                                                     ------------
     Total Municipal Bonds (cost $1,429,372)                            1,488,763
                                                                     ------------

     U.S. TREASURY OBLIGATIONS - 30.86%
     U.S. Treasury Bond 6.125% 11/15/27                   10,445,000   11,041,617
    +U.S. Treasury Bond 10.375% 11/15/12                  20,445,000   27,222,924
     U.S. Treasury Bond 10.75% 8/15/05                     2,180,000    2,823,754
     U.S. Treasury Note 5.625% 5/15/08                     4,160,000    4,198,521
     U.S. Treasury Strip 0.00% 2/15/17                     6,730,000    2,294,929
     U.S. Treasury Strip 0.00% 5/15/18                     6,000,000    1,958,879
                                                                     ------------
     Total U.S. Treasury Obligations (cost $48,353,660)                49,540,624
                                                                     ------------

     REPURCHASE AGREEMENTS - 1.51%
     With J.P. Morgan Securities 5.60% 8/03/98
          (dated 7/31/98, collateralized by $1,228,000
          U.S. Treasury Notes 6.00% due 6/30/99,
          market value $1,239,444)                         1,214,000    1,214,000
     With PaineWebber 5.60% 8/03/98
          (dated 7/31/98, collateralized by $1,207,000
          U.S. Treasury Notes 6.125% due 12/31/01,
          market value $1,234,675)                         1,210,000    1,210,000
                                                                     ------------
     Total Repurchase Agreement (cost $2,424,000)                       2,424,000
                                                                     ------------

------------
GPM - Graduate Payment Mortgage
+Principal amount of $2,000,000 pledged as initial margin for futures transactions

     TOTAL MARKET VALUE OF SECURITIES OWNED
          (cost $161,828,004) - 102.00%                              $163,765,102
     LIABILITIES NET OF RECEIVABLES
          AND OTHER ASSETS - (2.00%)                                   (3,209,182)
                                                                     ------------

     TOTAL NET ASSETS APPLICABLE TO 20,795,768
          SHARES ($0.01 PAR VALUE)
          OUTSTANDING - 100.00%                                      $160,555,920
                                                                     ============

     NET ASSET VALUE - U.S. GOVERNMENT FUND A CLASS
          ($127,001,499 / 16,449,683 shares)                                $7.72
                                                                            =====

     NET ASSET VALUE - U.S. GOVERNMENT FUND B CLASS
          ($13,642,154 / 1,766,976 shares)                                  $7.72
                                                                            =====

     NET ASSET VALUE - U.S. GOVERNMENT FUND C CLASS
          ($2,047,105 / 265,149 shares)                                     $7.72
                                                                            =====

     NET ASSET VALUE - U.S. GOVERNMENT FUND
          INSTITUTIONAL CLASS
          ($17,865,162 / 2,313,960 shares)                                  $7.72
                                                                            =====

     COMPONENTS OF NET ASSETS AT JULY 31, 1998:
     Common stock, $0.01 par value, 500,000,000 shares
          authorized to the Fund with 80,000,000 shares allocated to
          U.S. Government Fund A Class, 80,000,000 shares allocated
          to U.S. Government Fund B Class, 50,000,000 shares
          allocated to the U.S. Government Fund C Class, and
          20,000,000 shares allocated to the U.S. Government Fund
          Institutional Class                                        $193,624,799
     Undistributed net investment income                                      625
     Accumulated net realized loss on investments and futures
          contracts                                                   (34,910,888)
     Net unrealized appreciation of investments and futures contracts   1,841,384
                                                                     ------------
     Total net assets                                                $160,555,920
                                                                     ============

     NET ASSET VALUE AND OFFERING PRICE FOR
     U.S. GOVERNMENT FUND A CLASS
     Net asset value per share (A)                                          $7.72
     Sales charge (4.75% of offering price or 4.92%
          of amount invested per share) (B)                                  0.38
                                                                            -----
     Offering price                                                         $8.10
                                                                            =====

------------
(A)  Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B)  See How to Buy Shares in the current Prospectus for purchases of $100,000 or more for U.S. Government Fund A Class.

See accompanying notes






DELAWARE GROUP GOVERNMENT FUND, INC. -
GOVERNMENT INCOME SERIES
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1998

ASSETS:
Investments at market (cost $161,828,004)          $163,765,102
Receivable for securities sold                       10,311,790
Dividends and interest receivable                     2,202,009
Subscriptions receivable                                301,557
Cash                                                      3,290
Other assets                                                302
                                                   ------------
Total assets                                        176,584,050
                                                   ------------

LIABILITIES:
Payable for securities purchased                     15,500,661
Other accounts payable and accrued expenses             345,389
Liquidations payable                                    182,080
                                                   ------------
Total liabilities                                    16,028,130
                                                   ------------
TOTAL NET ASSETS                                   $160,555,920
                                                   ============

See accompanying notes






DELAWARE GROUP GOVERNMENT FUND, INC. -
GOVERNMENT INCOME SERIES
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1998

INVESTMENT INCOME:
Interest                                                              $13,389,016

EXPENSES:
Management fees                                        $991,089
Distribution expense                                    553,468
Dividend disbursing and transfer agent
     fees and expenses                                  350,035
Accounting and administration fees                       82,142
Registration fees                                        50,532
Professional fees                                        14,590
Directors' fees                                           9,324
Custodian fees                                            7,791
Reports and statements to shareholders expense            3,777         2,062,748
                                                   ------------      ------------

NET INVESTMENT INCOME                                                  11,326,268
                                                                     ------------

NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investment transactions                              214,261
Net realized loss on futures contracts                                   (272,548)
                                                                     ------------
Net realized loss                                                         (58,287)
Net change in unrealized appreciation/depreciation
     on investments and futures contracts                                (889,791)
                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS                                                      (948,078)
                                                                     ------------

NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                                  $10,378,190
                                                                     ============

See accompanying notes






DELAWARE GROUP GOVERNMENT FUND, INC. -
GOVERNMENT INCOME SERIES
STATEMENTS OF CHANGES IN NET ASSETS

                                                      YEAR ENDED        YEAR ENDED
                                                        7/31/98           7/31/97
                                                     ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS:
Net investment income                                $ 11,326,268      $ 12,239,253
Net realized loss on investment transactions and
     future contracts                                     (58,287)       (2,452,434)
Net change in unrealized appreciation/depreciation
     of investments and futures contracts                (889,791)        6,199,411
                                                     ------------      ------------
Net increase in net assets resulting from
     operations                                        10,378,190        15,986,230
                                                     ------------      ------------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
     U.S. Government Fund A Class                      (9,370,096)      (10,751,487)
     U.S. Government Fund B Class                        (799,395)         (662,604)
     U.S. Government Fund C Class                         (98,357)          (73,758)
     U.S. Government Fund Institutional Class          (1,063,903)         (745,296)
                                                     ------------      ------------
                                                      (11,331,751)      (12,233,145)
                                                     ------------      ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
     U.S. Government Fund A Class                      35,363,890         9,934,814
     U.S. Government Fund B Class                       9,297,920         4,378,511
     U.S. Government Fund C Class                       2,932,593           435,947
     U.S. Government Fund Institutional Class          17,276,780         6,421,853
Net asset value of shares issued upon reinvestment
     of dividends from net investment income
     U.S. Government Fund A Class                       5,430,259         5,998,073
     U.S. Government Fund B Class                         380,595           262,401
     U.S. Government Fund C Class                          86,512            64,504
     U.S. Government Fund Institutional Class             983,847           696,201
                                                     ------------      ------------
                                                       71,752,396        28,192,304
                                                     ------------      ------------

Cost of shares repurchased:
     U.S. Government Fund A Class                     (51,932,640)      (44,465,144)
     U.S. Government Fund B Class                      (6,666,858)       (3,928,919)
     U.S. Government Fund C Class                      (2,273,984)         (248,046)
     U.S. Government Fund Institutional Class         (12,269,379)       (6,122,404)
                                                     ------------      ------------
                                                      (73,142,861)      (54,764,513)
                                                     ------------      ------------

Decrease in net assets derived from capital share
     transactions                                      (1,390,465)      (26,572,209)
                                                     ------------      ------------

NET DECREASE IN NET ASSETS                             (2,344,026)      (22,819,124)

NET ASSETS:
Beginning of year                                     162,899,946       185,719,070
                                                     ------------      ------------
End of year                                          $160,555,920      $162,899,946
                                                     ============      ============

See accompanying notes






DELAWARE GROUP GOVERNMENT FUND, INC. - GOVERNMENT INCOME SERIES
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                       U.S. GOVERNMENT FUND A CLASS
                        ----------------------------------------------------------
                                            YEAR ENDED JULY 31,
                            1998        1997       1996       1995       1994
Net asset value,
beginning of period      $  7.760    $  7.590   $  7.860   $  8.000   $  9.010

Income from investment
     operations:
     Net investment income  0.528       0.544      0.588      0.656      0.714
     Net realized and
     unrealized gain
     (loss) on investments (0.040)      0.170     (0.270)    (0.140)    (1.010)
                        ---------   ---------  ---------  ---------  ---------
     Total from
     investment
     operations             0.488       0.714      0.318      0.516     (0.296)
                        ---------   ---------  ---------  ---------  ---------

Less dividends:
     Dividends from net
     investment income     (0.528)     (0.544)    (0.588)    (0.656)    (0.714)
                        ---------   ---------  ---------  ---------  ---------
     Total dividends       (0.528)     (0.544)    (0.588)    (0.656)    (0.714)
                        ---------   ---------  ---------  ---------  ---------

Net asset value,
end of period            $  7.720    $  7.760   $  7.590   $  7.860   $  8.000
                        =========   =========  =========  =========  =========


Total return1               6.50%       9.77%      4.09%      6.82%     (3.51%)

Ratios and supplemental
     data:
     Net assets, end of
     period (000
     omitted)            $127,001    $138,844   $164,156   $206,083   $222,555
     Ratio of expenses
     to average net
     assets                 1.20%       1.16%      1.20%      1.24%      1.23%
     Ratio of net
     investment income
     to average net assets  6.80%       7.13%      7.55%      8.40%      8.31%
     Portfolio turnover      119%         63%        81%        70%       309%

------------
1    Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

See accompanying notes




                                       U.S. GOVERNMENT FUND B CLASS
                        ----------------------------------------------------------
                                                                       PERIOD
                                         YEAR ENDED JULY 31,         5/2/941 TO
                            1998        1997       1996       1995     7/31/94
Net asset value,
beginning of period      $  7.760    $  7.590   $  7.860   $  8.000    $  8.190

Income from investment
     operations:
     Net investment income  0.474       0.490      0.533      0.601       0.151
     Net realized and
     unrealized gain
     (loss) on investments (0.040)      0.170     (0.270)    (0.140)     (0.190)
                        ---------   ---------  ---------  ---------   ---------
Total from investment
operations                  0.434       0.660      0.263      0.461      (0.039)
                        ---------   ---------  ---------  ---------   ---------

Less dividends:
     Dividends from net
     investment income     (0.474)     (0.490)    (0.533)    (0.601)     (0.151)
                        ---------   ---------  ---------  ---------   ---------
     Total dividends       (0.474)     (0.490)    (0.533)    (0.601)     (0.151)
                        ---------   ---------  ---------  ---------   ---------
Net asset value,
end of period            $  7.720    $  7.760   $  7.590   $  7.860    $  8.000
                        =========   =========  =========  =========   =========

Total return2               5.76%       9.01%      3.36%      6.08%      (0.46%)

Ratios and supplemental
     data:
     Net assets,
     end of period
     (000 omitted)       $ 13,642    $ 10,695   $  9,754   $  7,394    $  2,215
     Ratio of expenses
     to average net assets  1.90%       1.86%      1.90%      1.94%       1.94%
     Ratio of net
     investment income
     to average net assets  6.10%       6.43%      6.85%      7.66%       7.60%
     Portfolio turnover      119%         63%        81%        70%        309%

------------
1    Date of initial public offering; ratios have been annualized but total return has not been annualized.
2    Does not include contingent deferred sales charge which varies from 1%-4%
     depending upon the holding period.

See accompanying notes






                                         U.S. GOVERNMENT FUND C CLASS
                           -----------------------------------------------------
                                                                    PERIOD
                                        YEAR ENDED JULY 31,      11/28/951 TO
                                        1998          1997         7/31/96
Net asset value,
beginning of period                  $  7.760      $  7.590        $  7.950

Income from investment operations:
     Net investment income              0.474         0.491           0.348
     Net realized and unrealized
     gain (loss) on investments        (0.040)        0.170          (0.360)
                                    ---------     ---------       ---------
     Total from investment
     operations                         0.434         0.661          (0.012)
                                    ---------     ---------       ---------

Less dividends:
     Dividends from net investment
     income                            (0.474)       (0.491)         (0.348)
                                    ---------     ---------       ---------
     Total dividends                   (0.474)       (0.491)         (0.348)
                                    ---------     ---------       ---------
Net asset value, end of period       $  7.720      $  7.760        $  7.590
                                    =========     =========       =========

Total return2                           5.76%         9.01%          (0.17%)

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                     $2,047        $1,308          $1,029
     Ratio of expenses to average
     net assets                         1.90%         1.86%           1.90%
     Ratio of net investment
     income to average net assets       6.10%         6.43%           6.85%
     Portfolio turnover                  119%           63%             81%






                                       U.S. GOVERNMENT FUND INSTITUTIONAL CLASS
                                 --------------------------------------------------
                                                 YEAR ENDED JULY 31,
                                 1998        1997       1996       1995        1994
Net asset value, beginning
of period                     $  7.760    $  7.590   $  7.860   $  8.000    $  9.010

Income from investment
operations:
     Net investment income       0.550       0.567      0.611      0.679       0.739
     Net realized and
     unrealized gain (loss)
     on investments             (0.040)      0.170     (0.270)    (0.140)    (1.010)
                             ---------   ---------  ---------  ---------  ---------

     Total from investment
     operations                  0.510       0.737      0.341      0.539     (0.271)
                             ---------   ---------  ---------  ---------  ---------

Less dividends:
     Dividends from net
     investment income          (0.550)     (0.567)    (0.611)    (0.679)    (0.739)
                             ---------   ---------  ---------  ---------  ---------
     Total dividends            (0.550)     (0.567)    (0.611)    (0.679)    (0.739)
                             ---------   ---------  ---------  ---------  ---------

Net asset value, end of
period                       $   7.720   $   7.760  $   7.590  $   7.860  $   8.000
                             =========   =========  =========  =========  =========

Total return                     6.80%      10.10%      4.39%      7.14%     (3.23%)

Ratios and supplemental data:
     Net assets, end of
     period (000 omitted)      $17,865     $12,053    $10,780     $8,316    $14,016
     Ratio of expenses to
     average net assets          0.90%       0.86%      0.90%      0.94%      0.94%
     Ratio of net investment
     income to average net
     assets                      7.10%       7.43%      7.85%      8.66%      8.60%
     Portfolio turnover           119%         63%        81%        70%       309%

------------
1    Date of initial public offering; ratios have been annualized but total return has not been annualized.
2    Does not include contingent deferred sales charge of 1% if redeemed within 12 months of purchase.

See accompanying notes




DELAWARE GROUP GOVERNMENT FUND, INC. -
GOVERNMENT INCOME SERIES
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998

Delaware Group Government Funds, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland corporation and currently offers the Government Income Series (the "Fund"). The Fund offers four classes of shares. The U.S. Government Fund A Class carries a front-end sales charge of 4.75%. The U.S. Government Fund B Class carries a back-end deferred sales charge. The U.S. Government Fund C Class carries a level load deferred sales charge and U.S. Government Fund Institutional Class has no sales charge. The Fund seeks to provide high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Premiums and discounts are recorded on a pro-rata basis and are included in interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment
Manager of the Fund, an annual fee which is calculated daily at the rate of 0.60% of the net assets of the Fund, less the fees paid to the unaffiliated directors. At July 31, 1998, the Fund had a liability for investment management fees and other expenses payable to DMC for $44,189.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliates of DMC, to provide dividend disbursing, transfer agent and accounting services for the Fund. For the period ended July 31, 1998, the Fund expensed $350,035 for dividend disbursing and transfer agent services and $64,930 for accounting services. At July 31, 1998, the Fund had a liability for such fees and other expenses payable to DSC of $3,843.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class. For the period ended July 31, 1998, the Fund expensed $553,468 for distribution expenses.

For the year ended July 31, 1998, DDLP earned $32,642 for commissions on sales of the U.S. Government Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
For the year ended July 31, 1998, the Fund made purchases of $61,542,190 and sales of $73,236,157 of investment securities other than U.S.
government securities and temporary cash investments. For the year ended July 31, 1998, the Fund made purchases of $136,443,226 and sales of $123,815,212 of long term U.S. government securities.

At July 31, 1998, the aggregate cost of securities for federal income tax purposes was $161,829,644.

At July 31, 1998, net unrealized appreciation for federal income tax purposes aggregate $1,935,458 of which $3,583,934 related to unrealized appreciation of securities and $1,648,476 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had accumulated capital losses of $35,026,734 at July 31, 1998 which may be carried forward and applied against future capital gains. The capital loss carry forward expire as follows: 2001 - $1,622,896, 2002 - $17,400,711, 2003 - $9,205,797, 2004
- $4,166,601, 2005 - $2,371,574 and 2006 - $259,155.

At July 31, 1998, the Fund reclassified $1,746,916 from accumulated net undistributed realized loss from securities transactions to common stock due to the expiration of capital loss carryforward.

During the period ended July 31, 1998, the Fund entered into future contracts in accordance with its investment objectives. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed.
When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At July 31, 1998, the Fund had outstanding 100 long futures on the 5 Year U.S. Treasury Notes, which expire in September 1998 and 50 long futures on the 20 Year U.S. Treasury Notes, which expire in September 1998. The notional value of such contracts on July 31, 1998 was $17,078,125 which resulted in an unrealized loss of $95,714.

Risks may arise upon entering into futures contracts from potential imperfect correlations between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                          YEAR ENDED        YEAR ENDED
                                            7/31/98           7/31/97
                                          ----------        ----------
Shares sold:
     U.S. Government Fund A Class          4,571,770        1,302,403
     U.S. Government Fund B Class          1,201,317          573,254
     U.S. Government Fund C Class            379,435           57,039
     U.S. Government Fund Institutional
          Class                            2,226,903          840,271

Shares issued upon reinvestment of
dividends from net investment income:
     U.S. Government Fund A Class            701,989          786,354
     U.S. Government Fund B Class             49,177           34,398
     U.S. Government Fund C Class             11,182            8,457
     U.S. Government Fund Institutional
          Class                              127,146           91,360
                                          ----------       ----------
                                           9,268,919        3,693,536
                                          ----------       ----------

                                          YEAR ENDED        YEAR ENDED
                                            7/31/98           7/31/97
                                          ----------        ----------
Shares repurchased:
     U.S. Government Fund A Class         (6,712,206)      (5,834,137)
     U.S. Government Fund B Class           (861,381)        (515,167)
     U.S. Government Fund C Class           (294,043)         (32,585)
     U.S. Government Fund Institutional
          Class                           (1,592,884)        (799,492)
                                          ----------       ----------
                                          (9,460,514)      (7,181,381)
                                          ----------       ----------

Net decrease                                (191,595)      (3,487,845)
                                          ==========       ==========

5. Concentration of Credit Risk
The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. The Fund invests in private-backed CMO's only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets and a rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Fund will, from time to time, invest in higher risk interest only CMOs. At July 31, 1998 the Fund had no holdings in interest-only CMO's.


DELAWARE GROUP GOVERNMENT FUND, INC. - GOVERNMENT INCOME SERIES
REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP GOVERNMENT FUND, INC. - GOVERNMENT INCOME SERIES

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware Group Government Fund, Inc. - Government Income Series (the "Fund") as of July 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Government Fund, Inc. - Government Income Series at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                   /S/Ernst & Young LLP


Philadelphia, Pennsylvania
September 4, 1998



DELAWARE INVESTMENTS FAMILY OF FUNDS

FOR GROWTH OF CAPITAL
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund

FOR TOTAL RETURN
Social Awareness Fund
Blue Chip Fund
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
REIT Fund
Delaware Fund

FOR INTERNATIONAL DIVERSIFICATION
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
High-Yield Opportunities Fund
Extended Duration Bond Fund
Strategic Income Fund
Corporate Bond Fund
U.S. Government Fund
Delaware-Voyageur
     US Government Securities Fund
Limited-Term Government Fund

FOR TAX-EXEMPT INCOME
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

MONEY MARKET FUNDS
Delaware Cash Reserve
Tax-Free Money Fund

ASSET ALLOCATION FUNDS
Foundation Growth Portfolio
Foundation Balanced Portfolio
Foundation Income Portfolio

* Available for the following states: Arizona, California, Colorado,
  Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota,
  New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured bond funds are available in selected states.

funds

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Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.



THIS ANNUAL REPORT IS FOR THE INFORMATION OF U.S. GOVERNMENT FUND'S SHAREHOLDERS, but it may be used with prospective investors when preceded or accompanied by current Prospectuses for U.S. Government Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read each prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



BOARD OF DIRECTORS

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, Pa

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

AFFILIATED OFFICERS

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA


directors
& officers

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682


This report must be preceded or accompanied by a current U.S. Government Fund prospectus and the Delaware Investments Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Investments fund, contact your financial adviser or Delaware Investments.

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For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(copyright) Delaware Distributors, L.P.


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                  ----------------------------
                  Philadelphia * London]


Printed in the USA
on recycled paper

(1012)
AR-023[7/98]TKO9/98